                             JANUS INVESTMENT FUND

                        JANUS GLOBAL LIFE SCIENCES FUND
                          JANUS GLOBAL TECHNOLOGY FUND

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 (800) 525-3713

                      STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 24, 1998

This Statement of Additional Information pertains to the funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust.

This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated November 24, 1998, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.

                                  [JANUS LOGO]
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                        JANUS GLOBAL LIFE SCIENCES FUND
                          JANUS GLOBAL TECHNOLOGY FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

Classification, Investment Restrictions, Investment Strategies
  and Risks............................................................. page  3
     Classification..................................................... page  3
     Investment Restrictions............................................ page  3
     Investment Strategies and Risks.................................... page  6
        Cash Position................................................... page  6
        Illiquid Investments............................................ page  6
        Short Sales..................................................... page  7
        Zero Coupon, Pay-In-Kind and Step Coupon Securities............. page  7
        Pass-Through Securities......................................... page  8
        Investment Company Securities................................... page 10
        Depositary Receipts............................................. page 10
        Municipal Obligations........................................... page 11
        Other Income-Producing Securities............................... page 11
        Repurchase and Reverse Repurchase Agreements.................... page 12
        High-Yield/High-Risk Securities................................. page 13
        Futures, Options and Other Derivative Instruments............... page 14
Investment Adviser...................................................... page 29
Custodian, Transfer Agent and Certain Affiliations...................... page 31
Portfolio Transactions and Brokerage.................................... page 32
Trustees and Officers................................................... page 35
Purchase of Shares...................................................... page 38
     Net Asset Value Determination...................................... page 39
     Reinvestment of Dividends and Distributions........................ page 39
Redemption of Shares.................................................... page 40
Shareholder Accounts.................................................... page 40
     Telephone Transactions............................................. page 41
     Systematic Redemptions............................................. page 41
Tax Deferred Accounts................................................... page 41
Income Dividends, Capital Gains Distributions and Tax Status............ page 42
Miscellaneous Information............................................... page 43
     Shares of the Trust................................................ page 44
     Shareholder Meetings............................................... page 44
     Voting Rights...................................................... page 44
     Master/Feeder Option............................................... page 45
     Independent Accountants............................................ page 45
     Registration Statement............................................. page 45
Performance Information................................................. page 45
Appendix A.............................................................. page 47
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CLASSIFICATION, INVESTMENT RESTRICTIONS, INVESTMENT STRATEGIES AND RISKS

CLASSIFICATION
The Funds are open-end, management investment companies. The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or nondiversified, and each of the Funds are deemed to be nondiversified funds. Each Fund reserves the right to become a diversified company by limiting the investments in which more than 5% of its total assets are invested.

INVESTMENT RESTRICTIONS
The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. As fundamental policies, each of the Funds may not:

(1) Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, as amended), if immediately after and as a result of such purchase, the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of such Fund's total assets. With respect to the other 50% of the value of their total assets, the Funds may invest in the securities of as few as two issuers.

(2) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

(3) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

(4) Lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not

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apply to purchases of commercial paper, debt securities or repurchase agreements).

(5) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.


As a fundamental policy, Janus Global Life Sciences Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. Janus Global Technology Fund will not invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).


As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.

The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

(a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

(b) The Funds do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits

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in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(e) The Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(f) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(g) The Funds may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum

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duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.


INVESTMENT STRATEGIES AND RISKS

CASH POSITION

As discussed in the Prospectus, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's investment in cash and similar investments may increase. Securities that the Funds may invest in as a means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities" on page 10.)


ILLIQUID INVESTMENTS
Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and

                                        6
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interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may negatively affect the net asset value of a Fund.

SHORT SALES
Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES
Each Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code

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of 1986 and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES
The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card

                                        9
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companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

INVESTMENT COMPANY SECURITIES
From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

DEPOSITARY RECEIPTS
The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, for example, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectus.

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MUNICIPAL OBLIGATIONS
The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.

The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

OTHER INCOME-PRODUCING SECURITIES
Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer

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or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of their respective assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could be adversely affected by the use of inverse floaters.

STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

A Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency
                                       12
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purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

HIGH-YIELD/HIGH-RISK SECURITIES

The Funds intend to invest less than 35% of their respective net assets in debt securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.) Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.


Each Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit of each Fund unless its portfolio manager deems such securities to be the equivalent of investment grade securities.

Subject to the above limits, each Fund may purchase defaulted securities only when their portfolio managers believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the respective portfolio manager's belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER

As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.

The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Funds' Prospectuses and SAI to current shareholders, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

The Funds have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of the average daily net assets of each Fund, 0.70% of the next $200 million of the average daily net assets of each Fund and 0.65% on the average daily net assets of each Fund in excess of $500 million.

The Advisory Agreement for each of the Funds is dated September 14, 1998. Each Advisory Agreement will continue in effect until July 1, 2000, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement
(i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

KCSI has announced its intention to separate its transportation and financial services businesses. KCSI is currently studying alternatives for completion of the separation that meet its business objectives without risking adverse tax consequences. KCSI expects completion of the separation to be contemplated in 1999.


Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

Janus Capital does not permit the Funds' portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors/ Trustees, officers and employees of Janus Capital and the Trust. The policy requires investment personnel and officers of Janus Capital, inside directors/ Trustees of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Trust to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS

State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street and the foreign subcustodians selected by it and approved by the Trustees, have custody of the assets of the Funds held outside the U.S. and cash incidental thereto. The custodian and subcustodians hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. For transfer agency and other services, Janus Service receives a fee calculated at an annual rate of 0.16% of average net assets of each Fund and, in addition, $4 per open shareholder account in each Fund. In addition, the Funds pay DST Systems, Inc. ("DST"), a subsidiary of KCSI, license fees at the rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account. The Funds pay DST for the use of its portfolio and fund accounting system a monthly base fee of $250 to $1,250 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). In addition, the Funds pay DST postage and forms costs of a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

The Trustees have authorized the Funds to use another affiliate of DST as introducing broker for certain Fund portfolio transactions as a means to reduce Fund expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."

Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above.

Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior execution and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.

TRUSTEES AND OFFICERS

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey, Age 61 - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928
     Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc.

James P. Craig, III, Age 42 - Trustee and Executive Vice President*#
100 Fillmore Street
Denver, CO 80206-4928
     Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.

William D. Stewart, Age 54 - Trustee#
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves).

Gary O. Loo, Age 58 - Trustee#
102 N. Cascade, Suite 500
Colorado Springs, CO 80903
     Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).

Dennis B. Mullen, Age 55 - Trustee
7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
     Trustee of Janus Aspen Series. Private Investor. Formerly (1997-1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Martin H. Waldinger, Age 60 - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant. Formerly (1993-1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA. Formerly (1989-1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, CA (a condominium association management company).

James T. Rothe, Age 54 - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
     Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, CO.

Thomas R. Malley, Age 29 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
     Portfolio manager of Janus Global Life Sciences Fund. Formerly, research analyst at Janus Capital (1991-1998).

C. Mike Lu, Age 29 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
     Portfolio Manager of Janus Global Technology Fund. Formerly, research analyst at Janus Capital (1991-1998).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

Thomas A. Early, Age 43 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928

     Vice President and General Counsel of Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd. Director of Janus World Funds Plc. Formerly (1997-1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994-1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ. Formerly (1988-1994), Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company, Tacoma, WA.


Steven R. Goodbarn, Age 41 - Vice President and Chief Financial Officer* 100 Fillmore Street
Denver, CO 80206-4928

     Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation and Janus Distributors, Inc. Director of Janus Service Corporation, Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.


Glenn P. O'Flaherty, Age 40 - Treasurer and Chief Accounting Officer* 100 Fillmore Street
Denver, CO 80206-4928
     Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997) Director of Fund Accounting, Janus Capital.

Kelley Abbott Howes, Age 33 - Assistant Vice President and Secretary*
100 Fillmore Street
Denver, CO 80206-4928
     Assistant Vice President and Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital. Formerly (1990-1994), with The Boston Company Advisors, Inc., Boston, MA (mutual fund administration services).
--------------------------------------------------------------------------------
*Interested person of the Trust and Janus Capital.

The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions.

The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Agreement and Declaration of Trust, Massachusetts law or the 1940 Act.

The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement benefits from the Funds or the Janus Funds.

                           Aggregate Compensation      Total Compensation
                             from the Funds for     from the Janus Funds for
                             fiscal year ended         calendar year ended
Name of Person, Position     October 31, 1998**       December 31, 1997***
-----------------------------------------------------------------------------
Thomas H. Bailey,
  Chairman and Trustee*          $0                        $0
James P. Craig, Trustee*         $0                        $0
John W. Shepardson,
  Trustee+                       $0                     $14,500
William D. Stewart,
  Trustee                        $0                     $70,667
Gary O. Loo, Trustee             $0                     $60,667
Dennis B. Mullen, Trustee        $0                     $67,167
Martin H. Waldinger,
  Trustee                        $0                     $67,667
James T. Rothe, Trustee++        $0                     $64,833
-----------------------------------------------------------------------------

  * An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.
 ** The Funds had not commenced operations as of October 31, 1998.
*** As of December 31, 1997, Janus Funds consisted of two registered investment companies comprised of a total of 31 funds.
  + Mr. Shepardson retired as a Trustee on March 31, 1997.
 ++ Mr. Rothe began serving as a Trustee on January 1, 1997.

PURCHASE OF SHARES

Shares of the Funds are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by a Fund. The Shareholder's Manual Section of the Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION
As stated in the Prospectus, the net asset value ("NAV") of Fund shares is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES

Procedures for redemption of shares are set forth in the Shareholder's Manual section of the Prospectus. Shares normally will be redeemed for cash, although each Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares -- Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

The right to require the Funds to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS

Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectus. Applications for specific types of accounts may be obtained by calling the Funds at 1-800-525-3713 or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

TELEPHONE TRANSACTIONS
As stated in the Prospectus, shareholders may initiate a number of transactions by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and tape recording telephone conversations.

SYSTEMATIC REDEMPTIONS
As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or a Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Funds at the address or phone number shown above.

TAX DEFERRED ACCOUNTS

The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Regular and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. Education IRAs allow individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Contributions under Regular and Roth IRAs, Education IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12. There is a maximum annual fee of $24 per taxpayer identification number. The Funds reserve the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

Distributions from tax-deferred accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax advisor or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

To receive additional information about Regular and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Funds at 1-800-525-3713 or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Regular or Roth IRA, SEP, Defined Contribution Plan or Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAX STATUS

It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. The Funds declare and make annual distributions of income (if any). The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments are profitable, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under section 853 of the Code to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

MISCELLANEOUS INFORMATION


Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 21 separate series three of which currently offer three classes of shares. The Funds became series of the Trust on November 24, 1998.


Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

VOTING RIGHTS
The present Trustees were elected at a meeting of shareholders held on July 10, 1992, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION

Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's, or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, and the NASDAQ composite. In addition, the Funds may compare their total return to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

APPENDIX A

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

BOND RATING          EXPLANATION
-------------------------------------------------------------------
INVESTMENT GRADE
AAA                  Highest rating; extremely strong capacity to
                     pay principal and interest.
AA                   High quality; very strong capacity to pay
                     principal and interest.
A                    Strong capacity to pay principal and interest;
                     somewhat more susceptible to the adverse
                     effects of changing circumstances and economic
                     conditions.
BBB                  Adequate capacity to pay principal and
                     interest; normally exhibit adequate protection
                     parameters, but adverse economic conditions or
                     changing circumstances more likely to lead to
                     a weakened capacity to pay principal and
                     interest than for higher rated bonds.
NON-INVESTMENT GRADE
BB, B,               Predominantly speculative with respect to the
CCC, CC, C           issuer's capacity to meet required interest
                     and principal payments. BB -- lowest degree of
                     speculation; C -- the highest degree of
                     speculation. Quality and protective
                     characteristics outweighed by large
                     uncertainties or major risk exposure to
                     adverse conditions.
D                    In default.
-------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

BOND RATING          EXPLANATION
-------------------------------------------------------------------
INVESTMENT GRADE
Aaa                  Highest quality, smallest degree of investment
                     risk.
Aa                   High quality; together with Aaa bonds, they
                     compose the high-grade bond group.
A                    Upper-medium grade obligations; many favorable
                     investment attributes.
Baa                  Medium-grade obligations; neither highly
                     protected nor poorly secured. Interest and
                     principal appear adequate for the present but
                     certain protective elements may be lacking or
                     may be unreliable over any great length of
                     time.
NON-INVESTMENT GRADE
Ba                   More uncertain, with speculative elements.
                     Protection of interest and principal payments
                     not well safeguarded during good and bad
                     times.
B                    Lack characteristics of desirable investment;
                     potentially low assurance of timely interest
                     and principal payments or maintenance of other
                     contract terms over time.
Caa                  Poor standing, may be in default; elements of
                     danger with respect to principal or interest
                     payments.
Ca                   Speculative in a high degree; could be in
                     default or have other marked shortcomings.
C                    Lowest-rated; extremely poor prospects of ever
                     attaining investment standing.
-------------------------------------------------------------------

Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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